SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                     ---------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):              February 18, 2000
--------------------------------------------------------------------------------

                               TRIDEX CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                   Connecticut
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

1-5513                                                                06-0682273
--------------------------------------------------------------------------------
(Commission File Number)                    (IRS Employer Identification Number)

                       61 Wilton Road, Westport, CT 06880
--------------------------------------------------------------------------------
                    (Address of principal executive offices)

                                 (203) 226-1144
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
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          (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.

      On February 18, 2000, Tridex Corporation ("Tridex" or "Company") completed the sale of the stock of its wholly-owned subsidiary Ultimate Technology Corporation ("Ultimate") to CFG Capital Management II, L.P. ("CFG") for approximately $13,000,000 in cash. This purchase price was agreed upon by the parties after arms-length negotiations. Ultimate, located in Victor, New York, is a leading designer, developer, manufacturer, marketer and integrator of high quality, specialized hardware systems and components for the point-of-sale ("POS") industry. CFG or an affiliate intends to continue to operate the business of Ultimate. Ultimate is considered a significant segment of Tridex and accordingly the disposition will be accounted for as a discontinued operation in accordance with Accounting Principles Board Opinion No. 30. Tridex intends to use the proceeds of the sale primarily to pay down debt (see Item 5 "Other Events").

      Tridex now consists of its operating subsidiary Progressive Software, Inc., which was acquired in a purchase transaction on April 17, 1998. Pro forma financial statements reflecting the acquisition of Progressive as if it occurred January 1, 1998 and Ultimate as a discontinued operation for all periods are set forth under Item 7 of this report.

      The statements contained in this report which are not historical facts may be deemed to contain forward-looking statements with respect to events, the occurrence of which involve risks and uncertainties.

Item 5. Other Events.

      On February 18, 2000, the Company entered into an amendment to its Credit Agreement with Fleet National Bank ("Fleet") in which Tridex and Fleet agreed to defer the maturity of the $12 million term loan and the $8 million working capital line of credit from December 31, 1999 and March 31, 2000, respectively, to December 31, 2000. The Company also agreed to make a principal payment of $8,000,000 on the term loan payable to Fleet on or before February 29, 2000. Such payment was made on February 18, 2000. The Company also agreed to make an additional principal payment of $1,000,000 on or before June 30, 2000. As a result of this amendment, the Company will pay fees to Fleet of $3,000 monthly and $50,000 on September 30, 2000, in addition to other fees required in connection with earlier amendments to the Credit Agreement. If all indebtedness to Fleet is paid in full prior to September 30, 2000, the $50,000 fee will be waived.

      On February 18, 2000, the Company entered into an amendment to the Securities Purchase Agreements with Massachusetts Mutual Life Insurance Company and certain of its affiliates (collectively, the "MassMutual Investors") in which Tridex and the MassMutual Investors agreed to defer the payment of each of the April 17, 1999, July 17, 1999, October 17, 1999, January 17, 2000, April 17,
2000, July 17, 2000 and October 17, 2000 interest payments on the $11 million senior subordinated notes until December 31, 2000. The maturity date of the notes issued under the Securities Purchase Agreements has been advanced to December 31, 2000 from the original maturity date of April 2005. Copies of the Fleet and MassMutual amendments are filed as exhibits to this report.

Item 7. Financial Statements and Exhibits.                              Page No.

(b) Pro forma financial information

      Tridex Corporation and Subsidiaries unaudited pro forma consolidated condensed financial statements:

            Unaudited Pro Forma Consolidated
            Condensed Financial Information                                 4

            Unaudited Pro Forma Consolidated Condensed Balance Sheet
            at September 30, 1999                                           5

            Unaudited Pro Forma Consolidated Condensed Statement of Operations for the nine months ended September 30, 1999 and 1998, and for the years ended December 31, 1998, 1997
            and 1996                                                        6

            Notes to Unaudited Pro Forma Consolidated Condensed
            Financial Statements                                           11

(c) Exhibits.

            4.1 Fifth amendment to Securities Purchase Agreements
            dated February 18, 2000 among Tridex Corporation,
            Progressive Software, Inc., Ultimate Technology
            Corporation, Massachusetts Mutual Life Insurance Company, MassMutual Corporate Investors, MassMutual Participation
            Investors and MassMutual Corporate Value Partners Limited.     14

            4.2 Letter Agreement dated February 18, 2000 regarding Fifth amendment to Securities Purchase Agreements dated February
            18, 2000 among Tridex Corporation, Progressive Software.
            Inc., Ultimate Technology Corporation, Massachusetts Mutual
            Life Insurance Company, MassMutual Corporate Investors, MassMutual Participation Investors and MassMutual Corporate
            Value Partners Limited.                                        20

            10.1 Stock Purchase Agreement, dated as of February 8,
            2000, between Tridex Corporation, Ultimate Technology
            Corporation and CFG Capital Management II, L.P.                23

            10.2. Amendment No. 5 to Credit Agreement dated as of
            February 18, 2000 among Tridex Corporation, Progressive
            Software, Inc., Ultimate Technology Corporation and Fleet
            National Bank                                                  61

            99.1 Press Release, dated February 22, 2000                    69

                       TRIDEX CORPORATION AND SUBSIDIARIES
                   UNAUDITED PRO FORMA CONSOLIDATED CONDENSED
                              FINANCIAL INFORMATION

The following unaudited pro forma consolidated condensed financial information of Tridex Corporation ("Tridex" or the "Company") gives effect to the discontinuation of the Ultimate Technology Corporation ("Ultimate") business, the sale of Ultimate by the Company, the application of the net proceeds therefrom, and the acquisition of Progressive Software, Inc. The unaudited pro forma consolidated condensed financial information should be read in conjunction with the separate historical consolidated financial statements included in the Company's Annual Report on Form 10-K for the year ended December 31, 1998 and Quarterly Report on Form 10-Q for the quarter ended September 30, 1999.

The Unaudited Pro Forma Consolidated Condensed Statements of Operations for the nine month periods ended September 30, 1999 and 1998, and for the years ended December 31, 1998, 1997 and 1996 give pro forma effect to the discontinuation and sale of Ultimate as if it had occurred on January 1, 1996. The Unaudited Pro Forma Consolidated Condensed Balance Sheet gives pro forma effect to the sale of Ultimate as if it occurred on September 30, 1999.

The Unaudited Pro Forma Consolidated Condensed Statements of Operations for the nine month period ended September 30, 1998 and for the year ended December 31, 1998 also give pro forma effect to the acquisition of Progressive as if it had occurred at January 1, 1998, using the purchase method of accounting.

The Unaudited Pro Forma Financial Statements do not purport to be indicative of the results of operations or financial position of the Company that would have actually been obtained had such transactions been completed as of the assumed dates and for the periods presented or which may be obtained in the future. The Unaudited Pro Forma Financial Statements do not reflect any anticipated cost savings or other benefits that are anticipated to result from the sale of Ultimate or the acquisition of Progressive and there can be no assurance that any such cost savings or other benefits will occur. The pro forma adjustments are described in the accompanying notes and are based on available information and certain assumptions that the Company believes are reasonable.

                       TRIDEX CORPORATION AND SUBSIDIARIES
            Unaudited Pro Forma Consolidated Condensed Balance Sheet
                             (Dollars in Thousands)

                                                                 As of September 30, 1999
                                              -----------------------------------------------------------
                                                              Less
                                              Historical   Historical   Proceeds     Use of
                                                Tridex      Ultimate    From Sale    Proceeds   Pro Forma
                                                                           (a)         (b)
                                              -----------------------------------------------------------
ASSETS
Current assets:
   Cash and cash equivalents                  $     426                 $  11,750   $ (11,750)  $     426
   Receivables                                    9,296    $  (3,505)                               5,791
   Inventories                                    7,774       (3,496)                               4,278
   Deferred tax assets                              954         (363)                                 591
   Other current assets                             380         (216)         250                     414
                                              -----------------------------------------------------------
     Total current assets                        18,830        (7580)      12,000     (11,750)     11,500
                                              -----------------------------------------------------------

Plant and equipment, net                          2,622         (890)                               1,732
Goodwill and intangible assets, net              12,785       (1,638)                              11,147
Purchased and internally developed software
   costs, net                                    10,418                                            10,418
Deferred tax assets                               8,138          (52)                               8,086
Other assets                                        259                       250                     509
                                              -----------------------------------------------------------

                                              $  53,052    $ (10,160)   $  12,250   $ (11,750)  $  43,392
                                              ===========================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Bank loan payable                          $   5,400                             $  (2,750)  $   2,650
   Current portion of long term debt             11,100                                (9,000)      2,100
   Accounts payable                               6,333    $  (3,154)                               3,179
   Accrued liabilities                            3,549         (571)   $   1,256                   4,234
   Deferred revenue                                 583          (51)                                 532
                                              -----------------------------------------------------------
     Total current liabilities                   26,965       (3,776)       1,256     (11,750)     12,695
                                              -----------------------------------------------------------

Long term obligations, less current portion       9,508                                             9,508
                                              -----------------------------------------------------------

Shareholders' equity                             16,579                     4,610                  21,189
                                              -----------------------------------------------------------

                                              $  53,052    $  (3,776)   $   5,866   $ (11,750)  $  43,392
                                              ===========================================================

                       TRIDEX CORPORATION AND SUBSIDIARIES
       Unaudited Pro Forma Consolidated Condensed Statement of Operations
                  For the Nine Months Ended September 30, 1999
                (Dollars in Thousands, Except Per Share Amounts)

                                                                  Less
                                                 Historical    Historical                Pro Forma
                                                   Tridex       Ultimate     Subtotal   Adjustments   Pro Forma
                                                 --------------------------------------------------------------
Net Sales                                        $   48,040    $ (23,934)   $  24,106                 $  24,106
                                                 --------------------------------------------------------------
Operating costs and expenses:
   Cost of sales                                     34,912      (18,122)      16,790                    16,790
   Engineering, design and product development
     costs                                            3,476         (661)       2,815                     2,815
   Selling, administrative and general expenses       7,428       (1,941)       5,487                     5,487
   Depreciation and amortization                      3,270         (663)       2,607                     2,607
                                                 --------------------------------------------------------------
                                                     49,086      (21,387)      27,699                    27,699
                                                 --------------------------------------------------------------

Operating loss                                       (1,046)      (2,547)      (3,593)                   (3,593)

Operating charges (income):
   Interest expense (income), net                     2,454            0        2,454    $ (765)(c)       1,689
   Other, net                                           (51)           0          (51)                      (51)
                                                 --------------------------------------------------------------
                                                      2,403            0        2,403      (765)          1,638
                                                 --------------------------------------------------------------

Loss from continuing operations
   before income taxes                               (3,449)      (2,547)      (5,996)      765          (5,231)

Benefit for income taxes                             (1,000)      (1,223)      (2,223)      284(h)       (1,939)
                                                 --------------------------------------------------------------

Loss from continuing operations                  $   (2,449)      (1,324)   $  (3,773)   $  481       $  (3,292)
                                                 ==============================================================

Loss per share - basic and diluted:
     From continuing operations                  $   ($0.38)                $   (0.59)                $   (0.52)
                                                 ==========                 =========                 =========

   Weighted average shares outstanding
     Basic and diluted                            6,368,000                 6,368,000                 6,368,000

                       TRIDEX CORPORATION AND SUBSIDIARIES
       Unaudited Pro Forma Consolidated Condensed Statement of Operations
                  For the Nine Months Ended September 30, 1998
                (Dollars in Thousands, Except Per Share Amounts)

                                                                    Less
                                                   Historical    Historical                Progressive     Pro Forma
                                                     Tridex       Ultimate    Subtotal     Acquisition    Adjustments   Pro Forma
                                                                                         (1/1 - 4/17/98)
                                                    -----------------------------------------------------------------------------
Net Sales                                           $  30,840     $(19,199)  $  11,641     $   6,466                    $  18,107
                                                    -----------------------------------------------------------------------------

Operating costs and expenses:
   Cost of sales                                       22,790      (14,601)      8,189         3,432                       11,621
   Engineering, design and product development
     costs                                              2,212         (662)      1,550           734                        2,284
   Selling, administrative and general expenses         5,708       (1,803)      3,905         2,531                        6,436
   Depreciation and amortization                        2,175         (634)      1,541         1,050      $    872(e)       3,463
   Purchased in-process software technology            17,600                   17,600                     (17,600)(g)          0
                                                    -----------------------------------------------------------------------------
                                                       50,485      (17,700)     32,785         7,747       (16,728)        23,804
                                                    -----------------------------------------------------------------------------

Operating loss                                        (19,645)      (1,499)  $ (21,144)       (1,281)       16,728         (5,697)

Operating charges (income):
   Interest expense (income), net                       1,024                    1,024         1,024           768(d)
                                                                                                              (712)(c)      2,104
   Other, net                                              15                       15             0                           15
                                                    -----------------------------------------------------------------------------
                                                        1,039            0       1,039         1,024            56          2,119
                                                    -----------------------------------------------------------------------------
Loss from continuing operations
   before income taxes                                (20,684)      (1,499)    (22,183)       (2,305)       16,672         (7,816)

Benefit for income taxes                               (7,294)        (660)     (7,954)         (352)        5,471(h)      (2,835)
                                                    -----------------------------------------------------------------------------

Loss from continuing operations                     $ (13,390)    $   (839)  $ (14,229)    $  (1,953)     $ 11,201      $  (4,981)
                                                    =============================================================================

Loss per share - basic and diluted:
     Loss from continuing operations                $   (2.24)               $   (2.38)                                 $   (0.78)
                                                    =========                =========                                  =========

   Weighted average shares outstanding
     Basic and diluted                              5,975,000                5,975,000       392,000(f)                 6,367,000

                       TRIDEX CORPORATION AND SUBSIDIARIES
       Unaudited Pro Forma Consolidated Condensed Statement of Operations
                      For the Year Ended December 31, 1998
                (Dollars in Thousands, Except Per Share Amounts)

                                                                  Less
                                                   Historical  Historical                Progressive      Pro Forma
                                                     Tridex     Ultimate    Subtotal     Acquisition     Adjustments    Pro Forma
                                                                                       (1/1 - 4/17/98)
                                                   ------------------------------------------------------------------------------
Net Sales                                          $   43,504   $(25,608)  $   17,896     $   6,466                    $   24,362
                                                   ------------------------------------------------------------------------------

Operating costs and expenses:
   Cost of sales                                       31,670    (19,601)      12,069         3,432                        15,501
   Engineering, design and product development
     costs                                              2,821       (934)       1,887           734                         2,621
   Selling, administrative and general expenses         8,713     (2,540)       6,173         2,531                         8,704
   Depreciation and amortization                        3,264       (862)       2,402         1,273      $    872(e)        4,547
   Purchased in-process software technology            17,600                  17,600                     (17,600)(g)           0
                                                   ------------------------------------------------------------------------------
                                                       64,068    (23,937)      40,131         7,970       (16,728)         31,373
                                                   ------------------------------------------------------------------------------

Operating loss                                       (20,564)    (1,671)     (22,235)       (1,504)       16,728          (7,011)

Operating charges (income):
   Interest expense (income), net                       1,735                   1,735         1,024           768(d)
                                                                                                             (942)(c)       2,585
   Other, net                                              22                      22                                          22
                                                   ------------------------------------------------------------------------------
                                                        1,757          0        1,757         1,024          (174)          2,607
                                                   ------------------------------------------------------------------------------

Loss from continuing operations before income
   taxes                                              (22,321)    (1,671)     (23,992)       (2,528)       16,902          (9,618)

Benefit for income taxes                               (8,175)      (792)      (8,967)         (795)        5,556(h)       (4,206)
                                                   ------------------------------------------------------------------------------

Loss from continuing operations                    $  (14,146)  $   (879)  $  (15,025)    $  (1,733)     $ 11,346      $   (5,412)
                                                   ==============================================================================

Loss per share - basic and diluted:
     Loss from continuing operations               $    (2.33)             $    (2.47)                                 $    (0.85)
                                                   ==========              ==========                                  ==========
   Weighted average shares outstanding:
     Basic and diluted                              6,077,000               6,077,000       294,000(f)                  6,371,000

                       TRIDEX CORPORATION AND SUBSIDIARIES
       Unaudited Pro Forma Consolidated Condensed Statement of Operations
                      For the Year Ended December 31, 1997
                (Dollars in Thousands, Except Per Share Amounts)

                                                                          Less
                                                         Historical    Historical
                                                           Tridex       Ultimate      Pro Forma
                                                         --------------------------------------
Net Sales                                                $   25,833    $  (24,897)   $      936
                                                         --------------------------------------

Operating costs and expenses:
   Cost of sales                                             19,629       (19,112)          517
   Engineering, design and product development costs            693          (693)            0
   Selling, administrative and general expenses               5,661        (2,282)        3,379
   Depreciation and amortization                                864          (741)          123
                                                         --------------------------------------
                                                             26,847       (22,828)        4,019
                                                         --------------------------------------

Operating Loss                                               (1,014)       (2,069)       (3,083)

Operating charges (income):
   Interest expense (income), net                              (603)            1          (602)
   Other, net                                                   201             0           201
                                                         --------------------------------------
                                                               (402)            1          (401)
                                                         --------------------------------------

Loss from continuing operations before income
   taxes                                                       (612)       (2,070)       (2,682)

Benefit for income taxes                                        (44)         (881)         (925)
                                                         --------------------------------------

Loss from continuing operations                          $     (568)   $   (1,189)   $   (1,757)
                                                         ======================================

Loss per share:
   Basic and diluted:
     Loss from continuing operations                     $    (0.11)   $    (0.23)   $    (0.34)
                                                         ======================================

   Weighted average shares outstanding:
     Basic and diluted:                                   5,157,000     5,157,000     5,157,000

                       TRIDEX CORPORATION AND SUBSIDIARIES
       Unaudited Pro Forma Consolidated Condensed Statement of Operations
                      For the Year Ended December 31, 1996
                (Dollars in Thousands, Except Per Share Amounts)

                                                                          Less
                                                         Historical    Historical
                                                           Tridex       Ultimate      Pro Forma
                                                         --------------------------------------
Net Sales                                                $   22,325    $  (21,466)   $      859
                                                         --------------------------------------

Operating costs and expenses:
   Cost of sales                                             16,371       (15,721)          650
   Engineering, design and product development costs            447          (447)            0
   Selling, administrative and general expenses               4,145        (2,418)        1,727
   Depreciation and amortization                              1,056          (662)          394
                                                         --------------------------------------
                                                             22,019       (19,248)        2,771
                                                         --------------------------------------

Operating (loss) income                                         306        (2,218)       (1,912)

Operating charges (income):
   Gain on sale of subsidiary stock                          (6,200)                     (6,200)
   Interest expense (income), net                               827             0           827
   Other, net                                                   145             0           145
                                                         --------------------------------------
                                                             (5,228)            0        (5,228)
                                                         --------------------------------------

Income from continuing operations before income
   taxes                                                      5,534        (2,218)        3,316

Benefit for income taxes                                       (112)       (1,026)       (1,138)
                                                         --------------------------------------

Income from continuing operations                        $    5,646    $   (1,192)   $    4,454
                                                         ======================================

Earnings (loss) per share:
   Basic:
     Income from continuing operations                   $     1.44    $    (0.30)   $     1.14
                                                         ======================================
   Diluted:
     Income from continuing operations                   $     1.23    $    (0.26)   $     0.97
                                                         ======================================
   Weighted average shares outstanding
     Basic                                                3,913,000     3,913,000     3,913,000
     Diluted                                              4,599,000     4,599,000     4,599,000

                       TRIDEX CORPORATION AND SUBSIDIARIES
               NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED
                              FINANCIAL STATEMENTS
                 (DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

(a)   Reflects the proceeds and gain on sale resulting from the sale of
      Ultimate:

      Proceeds:
      Gross proceeds                 $ 13,100
      Transaction expenses               (850)
                                     --------
        Net proceeds                   12,250
      Escrow (short-term)                 250
      Escrow (long-term)                  250
                                     --------
        Net cash proceeds            $ 11,750
                                     ========

      Estimated gain:
      Proceeds, net of transaction
        expenses                     $ 12,250
      Less:
        Net assets                      6,384
        Tax expense                     1,256
                                     --------
        Estimated gain               $  4,610
                                     ========

(b) Reflects use of proceeds resulting from the sale of Ultimate to repay term loan and working capital as required by the underlying debt agreements as follows:

      Term Loan                      $  9,000
      Working Capital Loan              2,750
                                     --------
        Total cash proceeds          $ 11,750
                                     ========

(c) Reflects reduction in interest expense based on application of sale proceeds to pay down the term loan and working capital debt as follows:

      Nine months ending September 30, 1999:

                                  Imputed                  Interest
                                   Rate        Amount       Expense
      Term Loan                    8.69%     $    9,000     $  586
      Working Capital Loan         8.69%          2,750        179
                                             ---------------------
                                             $   11,750     $  765
                                             =====================

      Nine months ending September 30, 1998:

                                  Imputed                  Interest
                                   Rate        Amount       Expense
      Term Loan                    8.09%     $    9,000     $  545
      Working Capital Loan         8.09%          2,750        167
                                             ---------------------
                                             $   11,750     $  712
                                             =====================

      Year ended December 31, 1998:

                                  Imputed                  Interest
                                   Rate        Amount       Expense
      Term Loan                    8.02%     $    9,000     $  722
      Working Capital Loan         8.02%          2,750        220
                                             ---------------------
                                             $   11,750     $  942
                                             =====================

(d) Reflects additional interest expense for the period January 1, 1998 through April 17, 1998, assuming the Progressive acquisition occurred on January 1, 1998 as follows:

                                  Imputed                  Interest
                                   Rate        Amount       Expense
      Term Loan                    8.15%     $   11,550     $  277
      Subordinated Debt           13.86%         11,000        449
      Working Capital Loan         8.15%          1,751         42
                                             ---------------------
                                             $   24,301     $  768
                                             =====================

(e) Reflects adjustments for additional amortization expense of purchased software technology ($10,800 over 6 years) and the excess of cost over fair value of net assets acquired ($12,719 over ten years) for the period January 1, 1998 through April 16, 1998, assuming the Progressive acquisition occurred on January 1, 1998.

(f) Represents increase in weighted average shares outstanding to reflect the Progressive acquisition as occurring on January 1, 1998.

(g) Represents the write-off of purchased in-process software technology at Progressive and it has been eliminated in the unaudited pro forma statement of operations due to its non-recurring nature.

(h) Reflects adjustment of provision (benefit) for income taxes as a result of pro forma adjustments.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TRIDEX CORPORATION


                                      By: /s/ Seth M. Lukash
                                          ---------------------------
                                          Seth M. Lukash
                                          Chairman of the Board
                                          and Chief Executive Officer

Date: March 6, 2000